UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2019

Harmonic Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 North First Street
San Jose, CA 95134
(Address of principal executive offices, including zip code)

(408) 542-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HLIT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Harmonic Inc. (the “Company”) announced today that Comcast Cable Communications Management, LLC (“CCCM”), an affiliate of Comcast Corporation (“Comcast”), has elected enterprise license pricing for the Company’s CableOS software (the “Election”) as contemplated under certain existing commercial agreements between the Company and CCCM. In connection with the Election, which is effective as of July 1, 2019 (the “Effective Date”), CCCM committed to $175 million in software license fees over the four year term of the enterprise license, subject to certain incentive credits that may be earned by CCCM pursuant to other purchases of CableOS-related products. CCCM will pay the initial $50 million of the enterprise license fees in 2019.

The Company previously issued a Warrant to Purchase Shares of Common Stock of the Company to Comcast on September 26, 2016.  Pursuant to the terms and conditions of the Warrant, Comcast has the right to purchase up to 7,816,162 shares (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share, at an exercise price of $4.76, subject to vesting upon Comcast’s achievement of certain milestones and thresholds. Prior to the Effective Date, Comcast had already vested in 1,954,042 Warrant Shares as a result of the achievement of certain milestones.

In consideration for the Election commitments and certain other purchase commitments, the Company deemed that all of the remaining milestones and thresholds required to fulfill each of the vesting requirements of the Warrant were satisfied and achieved or otherwise waived such that all Warrant Shares were fully vested and exercisable as of the Effective Date. The remaining terms of the Warrant have not been modified or amended.

The Warrant was attached as Exhibit 4.5 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMONIC INC.
Date: July 9, 2019	/s/ Sanjay Kalra
Sanjay Kalra
Chief Financial Officer